Carillon Reams Unconstrained Bond Fund
Summary Prospectus | 11.20.2017
Class A SUBDX	Class C SUBEX	Class I SUBFX	Class Y SUBYX	Class R-3 SUBRX	Class R-5 SUBSX	Class R-6 SUBTX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the fund online at http://www.carillontower.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated November 20, 2017, as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment objective | The Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond Fund” or the “fund”) seeks to maximize total return consistent with the preservation of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Unconstrained Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund’s Prospectus and on page 44 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

your investment):
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.24% (b)	0.24% (b)	0.20%	0.24%	0.24% (b)	0.19% (b)	0.09% (b)
Total Annual Fund Operating Expenses	1.09%	1.84%	0.80%	1.09%	1.34%	0.79%	0.69%
Fee Waiver and/or Expense Reimbursement (c)	(0.29)%	(0.29)%	(0.30)%	(0.29)%	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.50%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through October 31, 2019 as follows: Class A – 0.80%, Class C – 1.55%, Class I - 0.50%, Class Y – 0.80%, Class R-3 – 1.05%, Class R-5 – 0.50%, and Class R-6 -0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example incorporates the fee waiver/expense reimbursement arrangement for each share class through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$681	$926	$1,629
Class C	$258	$550	$969	$2,135
Class I	$51	$194	$384	$932
Class Y	$82	$287	$543	$1,275
Class R-3	$107	$396	$706	$1,587
Class R-5	$51	$223	$410	$951
Class R-6	$41	$192	$355	$831

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 370% of the average value of its portfolio.
Principal investment strategies | The fund pursues its objective by investing at least 80% of its net assets in fixed income instruments.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities, mortgage- and asset-backed securities (including to-be-announced securities) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The portfolio duration of the fund will normally not exceed 8 years but may be greater based on market conditions. The fund may also have a negative duration.  Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.  A portfolio with negative duration generally incurs a loss when interest rates and yields fall.  For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.
In certain market conditions, the fund may pursue its investment objective by investing a significant portion of its assets in cash or short-term debt obligations.  The fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or “junk”

bonds.  The fund may invest without limitation in non-investment grade securities.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”).  The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may without limitation seek to obtain market exposure to the securities in which it primarily invests by entering into buybacks or dollar rolls.  The fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time.
The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or Statement of Additional Information (“SAI”).  The fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.  The use of these derivative transactions may allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the Fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the fund’s 80% investment policy.
The portfolio management team attempts to maximize total return by pursuing relative value opportunities throughout all sectors of the fixed income market.  The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.
The fund may invest a substantial portion of its assets (more than 25%) in securities and instruments that are economically tied to one or more foreign countries if economic and business conditions warrant such investment.  The fund will invest no more than 50% of its net assets in investments in developing countries or emerging markets.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
• Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;
• Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;
•Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures contracts or currency forwards, may involve greater risks than if the fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment.  The derivatives market may be subject to additional regulations in the future.  Compared to other types of investments, derivatives may also be less tax efficient;
•Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.  When investing in emerging markets, the risks of investing in foreign securities are heightened;
•Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the fund. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative;
•Income risk is the risk that the fund’s income could decline due to falling market interest rates.  In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;
•Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017, and has signaled additional increases in 2017.  Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond;
•Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;
•Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged.  The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;
•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;
•Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;
•Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure, premature repayment of principal, or a delay in the repayment of principal;
•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
•Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;
•Short sale risk includes the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund; and
•Valuation risk arises because the securities held by the fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I and Class Y shares of the fund have adopted the performance history and financial statements of the Institutional Class and Class Y shares, respectively, of the fund’s predecessor. Since Class A, Class C, Class R-3, Class R-5 and Class R-6 shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of those share classes reflects the performance of Institutional Class shares of the fund’s predecessor, which, with respect to Class A shares, has been adjusted to reflect the sales load applicable to Class A shares.  Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 2.17%.

During 10 year period	Return	Quarter Ended
(Class I shares):
Best Quarter	10.17%	March 31, 2012
Worst Quarter	(2.11)%	December 31, 2014

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	9/29/11	5.81%	5.29%	5.94%
After Taxes on Distributions		5.35%	4.46%	4.87%
After Taxes on Distributions and Sale of Fund Shares		3.29%	3.79%	4.21%
Class A – Before Taxes	11/20/17	1.50%	4.18%	4.86% (a)
Class C – Before Taxes	11/20/17	4.71%	4.19%	4.84% (a)
Class Y – Before Taxes	12/31/12	5.55%		1.00%
Class R-3 –	11/20/17	5.23%	4.71%	5.36% (a)

Before Taxes
Class R-5 – Before Taxes	11/20/17	5.81%	5.29%	5.94% (a)
Class R-6 – Before Taxes	11/20/17	5.92%	5.39%	6.05% (a)

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	Lifetime
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (Lifetime period is measured from the inception date of Class I shares)	0.66%	0.38%	0.38%
(a) Lifetime returns for Class A, Class C, Class R-3, Class R-5 and Class R-6 shares of the fund are since September 29, 2011, the inception date of the predecessor fund’s Institutional Class shares.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Scout Investments, Inc., through its Reams Asset Management division, serves as the subadviser to the fund.
Portfolio Managers | Mark M. Egan,  CFA®, is the Lead Portfolio Manager of the fund and Thomas M. Fink,  CFA®, Todd C. Thompson,  CFA®, Stephen T. Vincent,  CFA® and Clark W. Holland,  CFA®, are Co-Portfolio Managers of the fund.  Messrs. Egan, Fink, Thompson, Vincent and Holland are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Egan served as Lead Portfolio Manager of the fund’s predecessor and Messrs. Fink, Thompson, and Vincent served as Co-Portfolio Managers of the fund’s predecessor from its inception in 2011 to 2017.  Mr. Holland served as Co-Portfolio Manager of the fund’s predecessor from 2014 to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.